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Note: This Revised definitive 14A is being done in order to submit (2 Proxy
Cards) which should have been included with the DEF 14A filing on 07/26/95.
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                                                                  AUCTION MARKET
                           MUNIYIELD INSURED FUND, INC.          PREFERRED STOCK
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

 The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and
Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                                (Continued and to be signed on the reverse side)



1. ELECTION OF DIRECTORS      FOR all nominees listed below                       WITHHOLD AUTHORITY
                              (except as marked to the contrary below) [ ]        to vote for all nominees listed below [ ]

  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

  Walter Mintz, Melvin R. Seiden, Joe Grills, Stephen B. Swensrud, Harry Woolf,
Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the current fiscal year                       FOR [ ]    AGAINST [ ]        ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                                   Dated:_________________, 1995


                                                   X___________________________
                                                            Signature

                                                   X____________________________
                                                     Signature, if held jointly

  Please mark boxes [ ] or [X} in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                          MUNIYIELD INSURED FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y


          This proxy is solicited on behalf of the Board of Directors

 The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of stockholders of the Fund to be held on September 8, 1995 or any adjournment thereof.


  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                                (Continued and to be signed on the reverse side)


1. ELECTION OF DIRECTORS        FOR all nominees listed below                     WITHHOLD AUTHORITY
                                (except as marked to the contrary below) [ ]      to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Joe Grills, Stephen B. Swensrud, Harry Woolf, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the
   independent auditors of the Fund to serve for the current fiscal year.         FOR [ ]     AGAINST [ ]        ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                                     Dated:_______________, 1995


                                                     X________________________
                                                             Signature

                                                     X________________________
                                                     Signature, if held jointly

  Please mark boxes [ ] or [X] in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.